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                                   EXHIBIT 10

               Consent of Baker & McKenzie, Counsel of Registrant








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                                                                EXHIBIT 10




                                                                June 26, 1997



INTRUST Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Dear Sirs:

        We hereby consent to the reference to our firm in Post Effective Amendment No. 1 to INTRUST Funds Trust's Registration Statement filed on form N-1A.


                                                Very truly yours,


                                                BAKER & MCKENZIE